EXHIBIT 31.1
CERTIFICATION PURSUANT TO
RULE 13a-14(a)/15d-14(a),
AS ADOPTED PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002
I, Dominic F. Silvester, certify that:
1.	I have reviewed this Annual Report on Form 10-K/A of Enstar Group Limited;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
Dated: May 2, 2011

/s/ Dominic F. Silvester Dominic F. Silvester
Chairman and Chief Executive Officer